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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 18, 2005


                              Compuware Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


        000-20900                                          38-2007430

(Commission File Number)                       (IRS Employer Identification No.)

                   One Campus Martius, Detroit, MI 48226-5099
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (313) 227-7300


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    140.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02: Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     (b)  Departure of Principal Officer:

          On January 6, 2005, Gerry W. Smith resigned his position as an Executive Officer. Mr. Smith joined the Company as an Executive Officer in May 2004 following the Company's acquisition of Changepoint Corporation.

          The effective date of Mr. Smith's resignation was not known when the Company filed Form 8-K on January 6. The effective date of Mr. Smith's resignation is January 18, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

January 18, 2005                         COMPUWARE CORPORATION



                                         By:    /s/ Laura L. Fournier
                                             -----------------------------------

                                             Laura L. Fournier
                                             Senior Vice President
                                             Chief Financial Officer

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